UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2023

 TEAM, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 331-6154
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Team, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders on May 11, 2023 (the “Annual Meeting”) where the Company’s shareholders considered four proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 5, 2023. At the Annual Meeting, the nominees for election as directors set forth in Proposal One were each re-elected and Proposals Two through Four were each approved. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

Proposal One: Election of Directors

The Company’s shareholders elected two Class I directors to the Board of Directors of the Company (the “Board”) to each serve for a three-year term expiring at the 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified

Nominee	Votes For	Withheld	Broker Non-Vote
Anthony R. Horton	2,076,757	70,726	851,191
Evan S. Lederman	2,068,294	79,189	851,191

Proposal Two: Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, named executive officer compensation for fiscal year 2023.

Votes For	Votes Against	Abstentions	Broker Non-Vote
2,019,276	126,522	1,685	851,191

Proposal Three: Advisory Vote on Say-on-Pay Frequency

The Company’s shareholders voted for the frequency of the advisory approval of the compensation of our named executives to be every one year. In accordance with the Board’s recommendation and in light of such vote, the Company determined that the advisory vote to approve the compensation of our named executive officers will be held every one year until the next required vote on the frequency of the advisory approval of the compensation of our named executives.

1 Year	2 Year	3 Year	Abstentions	Broker Non-Vote
2,121,362	11,269	8,877	5,975	851,191

Proposal Four: Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2023

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions
2,950,823	9,785	38,066

Exhibit number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Administration, Chief Legal Officer and Secretary
Dated: May 16, 2023